SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]
Check  the  appropriate  box:
[  ]   Preliminary  Proxy  Statement
[  ]   Confidential,  for  Use  of  the  Commission  Only  (as permitted by Rule
14a-6(e)(2))

[X]   Definitive  Proxy  Statement
[  ]   Definitive  Additional  Materials
[  ]   Soliciting  Material  Pursuant  to  240.14a-12

                         LOCATEPLUS HOLDINGS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]   No  fee  required.
[  ]   Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)    Title  of  each  class of securities to which transaction applies:
       (2)    Aggregate  number  of  securities  to  which  transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)    Proposed  maximum  aggregate  value  of  transaction:
       (5)    Total  fee  paid:
[  ]   Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1)    Amount  Previously  Paid:
    (2)    Form,  Schedule  or  Registration  Statement  No.:
    (3)    Filing  Party:
    (4)    Date  Filed:

                                                [GRAPHIC OMITED]


Dear  LocatePLUS  Holdings  Corporation  Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of the stockholders of LocatePLUS Holdings Corporation to be held on September 15, 2008, at 3 p.m. (E.S.T.) at the Cummings Center Business Meeting Room in, Beverly, Massachusetts 01915.

THIS IS A CRITICAL TIME FOR LOCATEPLUS. From an operational perspective, we are experiencing one of the strongest periods in LocatePLUS' history. However, we face a significant challenge. The Company needs to explore all options to pay off debt that was accumulated in prior years. As you may be aware, we are in technical default on debt to our primary secured debt holder. One remedy available to them is to foreclose on all of the Company's assets. One way we may be able to avoid this is by allowing the Debtor to convert debt to equity. However, we do not have adequate shares authorized to allow them to convert the debt. For this reason, and others that will be described within this proxy, the Board and I feel it is in the best interest of our shareholders to increase the authorized shares, and we are recommend a vote to increase our authorized shares.

Whether or not you intend to attend the Annual Meeting and no matter how many shares you hold, YOUR VOTE IS IMPORTANT, AND WE ENCOURAGE YOU TO VOTE AS SOON AS POSSIBLE. I urge you to read the enclosed Notice of Annual Meeting and Proxy Statement carefully, and to grant your proxy on each of the matters by following the telephone or Internet instructions set forth on the face of the proxy card. Alternatively, you may grant a proxy by completing, signing, dating, and returning the enclosed proxy card in the envelope provided.

Whether or not you grant a proxy, you are invited to attend the annual meeting in person. In addition to addressing the matters set forth in the Notice of the Annual Meeting, we also will report on our 2007 business results and other matters of interest to our stockholders. You will have an opportunity at the meeting to ask questions, make comments and meet representatives from our senior management team. A brief tour of our Beverly, Massachusetts facility will follow.

So that we may provide appropriate accommodations, please let Ms. Adrianne Jackson know by August 15, 2008 if you plan to attend the annual meeting in person. Ms. Jackson can be reached at (978) 921-2727 x110.

Best regards,


James C. Fields
Chief Executive Officer and President

Beverly, Massachusetts
July 29, 2008

                                                [GRAPHIC OMITED]

Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of LocatePLUS Holdings Corporation, Inc., a Delaware corporation (the "Corporation"), will be held on September 15, 2008 at 3 p.m. (E.S.T.) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915. At the Annual Meeting, stockholders will be asked to consider and act upon the following proposals:

1.     To elect the Board of Directors of the Corporation for the upcoming year;

2. To amend the Corporation's Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Corporation's Common Stock from 25,000,000 shares to 100,000,000 shares.

The stockholders will also consider and act upon any other business that may properly come before the Annual Meeting. At this time, the Board of Directors is not aware of any other matters that will be raised at the Annual Meeting. No proposal to postpone or adjourn the Annual Meeting or to solicit additional proxies will be entertained at the Annual Meeting. The Board of Directors has established the close of business on August 11, 2008 as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting.


By order of the Board of Directors of LocatePLUS Holdings Corporation:



James  C.  Fields
Chief  Executive  Officer,
Chief  Financial  Officer,
Treasurer  and  Secretary

July  29,  2008

                                TABLE OF CONTENTS
                                -----------------


Questions  and  Answers  about  the  Annual  Meeting . . . . . . . . . . . . . 1

Interests  of  Certain  Persons  in  Matters  to  be  Acted  Upon. . . . . . . 5

Security  Ownership  of  Certain  Beneficial  Owners  and  Management. . . . . 5

Certain  Relationships  and  Related  Transactions . . . . . . . . . . . . . . 6

PROPOSAL  NO.  1:     Election of the Board of Directors of
                      LocatePLUS Holdings Corporation. . . . . . . . . . . . . 7

Executive  Compensation . . . . . . . . . . . . .  . . . . . . . . . . . . . . 9

Equity  Compensation  Plans . . . . . . . . . . .  . . . . . . . . . . . . . .10

Section  16(a)  Beneficial  Ownership  Reporting  Compliance . . . . . . . . .11

PROPOSAL  NO. 5:     Amendment of the Corporation's Second Amended
                     and Restated Certificate of Incorporation to
                     Increase the Number of Authorized Shares of the
                     Corporation's Common Stock from 25,000,000 Shares
                     to 100,000,000 Shares. . . . . . . . . . . . . . . . . . 12

Incorporation  of  Documents  by  Reference. . . . . . . . . . . . . . . . . .14

APPENDIX  A:     Report  of  the  Audit  Committee . . . . . . . . . . . . . .15

APPENDIX  B:     Report  of  the  Compensation  Committee. . . . . . . . . . .16

APPENDIX  C:     Proposed Certificate of Amendment to the
                 Corporation's Second Amended  and  Restated
                 Certificate  of  Incorporation. . . . . . . . . . . . . . . .17

PROXY  CARD. . .. . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . .18

                                                [GRAPHIC OMITED]



                                                [GRAPHIC OMITED]


                               100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915
                                 (978) 921-2727


                                 PROXY STATEMENT




                  GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The Corporation's Board of Directors is soliciting proxies in the form enclosed with this proxy statement, for use at the Annual Meeting of the stockholders of LocatePLUS Holdings Corporation. The Annual Meeting will be held on September 15, 2008 at 3 p.m. (E.S.T.) at LocatePLUS Holdings Corporation's principal office, 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915. This proxy statement is dated August 11, 2008 and was first furnished to our stockholders on that date.

WHY  ARE  YOU  RECEIVING  THESE  PROXY  MATERIALS?
We are providing these proxy materials to you because the Corporation's Board of Directors is soliciting holders of the Corporation's Common Stock to provide proxies to be voted at our Annual Meeting of Shareholders. The Corporations' records indicate that you were a holder of shares of the Common Stock of the Corporation as of the close of business on August 11, 2008.

WHO  IS  ENTITLED  TO  VOTE  AT  THE  ANNUAL  MEETING?
Only shareholders of record at the close of business on the record date, August 11, 2008, are entitled to vote at the Annual Meeting. All shareholders are eligible to vote at the Annual Meeting as a class with respect to the proposals to reclassify the Corporation's stock, effect a reverse stock split and increase the number of shares of authorized stock. As of July 10, 17,177,691 shares of Common Stock were issued and outstanding, and held by 441 holders of record. Each share of Common Stock entitled to vote at the Annual Meeting, is entitled one vote per share.

HOW  CAN  YOU  VOTE?
You may vote in person at the Annual Meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting. If you timely vote by telephone or the Internet or sign and return your proxy card to us in time for it to be voted at the Annual Meeting, one of the individuals named as your proxy, each of whom is an executive officer of the Corporation, will vote your shares as you have directed on the proxy card. If you sign and timely return your proxy card but no indication is given as to how to vote your shares as to the proposals, your shares will be voted "FOR" the proposals. If any other matter properly comes before the Annual Meeting, the persons named in the proxy card will use their discretion as to how to vote the shares.

If you attend the Annual Meeting and wish to vote in person, we will give you a ballot at the meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must obtain from your nominee and bring to the Annual Meeting a "legal proxy" authorizing you to vote your "street name" shares held as of the record date.

IF  I  GRANT  A  PROXY,  WHO  WILL  VOTE  MY  SHARES?
If you grant a proxy, your shares will be voted by Mr. Jon R. Latorella, Chairman, or Mr. James C. Fields, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of the Corporation.

WHAT  CONSTITUTES  A  QUORUM?
A majority of the votes of Common Stock as a class issued and outstanding and entitled to vote on the record date, present in person or by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions will count toward the determination of whether or not a quorum is present.

WHAT  VOTE  IS  REQUIRED  TO  APPROVE  THE  PROPOSALS?
The affirmative vote of a majority of the outstanding Common Stock of the Corporation is required to approve the proposals to amend the Corporation's Second Amended and Restated Certificate of Incorporation. Abstentions and Broker non-votes will have the effect of a vote against the proposals. Broker non-votes occur when shares held by a shareholder in "street name" are not voted with respect to the proposals because the broker has not received voting instructions from the shareholder, and the broker lacks the discretionary voting power to vote the shares. Brokers holding shares in their name will not be permitted to vote on the proposals at the Annual Meeting without instruction from the beneficial owner of the shares.

With regard to the election of directors, the directors will be elected by the vote of a plurality of the shares and only shares that are voted in favor of a particular nominee will be counted toward that nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee and shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee's achievement of a plurality.

For all other matters being submitted to stockholders at the Annual Meeting, the affirmative vote of the majority of shares present (in person or represented by proxy) and voting on that matter is required for approval. Shares voted to abstain, since they are not affirmative votes for a matter, will have the same effect as votes against that matter.

ARE  THERE  ANY  DISSENTER'S  RIGHTS  OF  APPRAISAL?
No. Under applicable provisions of the Delaware General Corporation Law, the matters outlined in the Notice of Annual Meeting do not give rise to dissenters' rights of appraisal, whether or not stockholders approve of or disapprove of the matters being presented at the Annual Meeting.

WHO  IS  SOLICITING  THE  VOTE?
The Board of Directors of the Corporation is soliciting your vote. The Corporation will bear the entire cost of preparing, assembling, printing and mailing this proxy statement, the enclosed proxy and any additional material which may be furnished to stockholders. Further solicitation of proxies may be made by telephone or other communication. Brokers, custodians and fiduciaries in whose names Common Stock is held will be requested to forward proxy soliciting material to the beneficial owners of such stock and the Corporation will reimburse them for this service. Although we do not anticipate the need to engage a proxy solicitor, the Corporation may retain the services of a proxy solicitor if such services are deemed necessary. If necessary, the cost of such proxy soliciting services should not exceed $20,000.

WHAT WILL HAPPEN IF MATTERS OTHER THAN THAT SET FORTH IN THE NOTICE OF ANNUAL MEETING ARE APPROPRIATELY RAISED AT THE ANNUAL MEETING?
If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, Mr. Latorella and Mr. Fields will vote shares represented by all proxies received by the Board of Directors in accordance with their judgment.

WHAT  IS  A  STOCKHOLDERS'  PROPOSAL?
A stockholder proposal is a recommendation or requirement that the Corporation or our Board of Directors take action on a matter that you intend to present at a meeting of stockholders. However, under applicable rules, we have the ability to exclude certain matters proposed, including those that deal with matters relating to our ordinary business operations

IF I WISH TO SUBMIT A STOCKHOLDER PROPOSAL FOR THE ANNUAL MEETING IN 2008, WHAT ACTION MUST I TAKE?
If you wish us to consider including a nomination for the election of a director or any other stockholder proposal in the proxy statement for the Annual Meeting in 2008, you must submit the proposal, in writing, to our Corporate Secretary. The proposal must meet the requirements established by the Securities and Exchange Commission and set forth in our Bylaws (a copy of which is available upon request). Send your proposal to:

                                   SECRETARY
                        LOCATEPLUS HOLDINGS CORPORATION
                              100 CUMMINGS CENTER
                                   SUITE 235M
                          BEVERLY, MASSACHUSETTS 01915

If you wish to submit a stockholders' proposal for the 2008 Annual Meeting, you may be required to deliver a proxy statement and form of proxy to the holders of at least the percentage of our voting shares required under the Delaware General Corporation Law and our By-laws to approve your proposal, or, in the case of a nomination for election to the Board of Directors, you may be required to deliver a proxy statement and form of proxy to holders of a percentage of our voting shares as reasonably sufficient to elect the nominee (and in either case you will be required to provide those proxy solicitation materials to us).
Proposals of stockholders intended to be presented at the 2008 Annual Meeting must be received no later than August 11, 2008 if the proposal is to be included in the proxy statement and form of proxy relating to that meeting.

WHAT IS THE BOARD'S RECOMMENDATION REGARDING THE PROPOSALS INCLUDED IN THIS PROXY STATEMENT?
The Board recommends that you vote FOR approval of the proposed amendment to the Corporation's Second Amended and Restated Certificate of Incorporation and to expressly authorize the increase in the authorized shares of Common Stock. The Board also recommends that you vote FOR each of the nominees to the Corporation's Board of Directors


                                   *   *   *

                                  SPECIAL NOTE

IF TWO OR MORE STOCKHOLDERS SHARE AN ADDRESS, WE MAY SEND A SINGLE COPY OF THIS PROXY STATEMENT AND OTHER SOLICITING MATERIALS TO THE SHARED ADDRESS, UNLESS WE HAVE RECEIVED CONTRARY INSTRUCTIONS FROM ONE OR MORE OF THE STOCKHOLDERS SHARING THE ADDRESS. IF A SINGLE COPY HAS BEEN SENT TO MULTIPLE STOCKHOLDERS AT A SHARED ADDRESS, WE WILL DELIVER A SEPARATE PROXY CARD FOR EACH STOCKHOLDER ENTITLED TO VOTE. ADDITIONALLY, WE WILL SEND AN ADDITIONAL COPY OF THIS PROXY STATEMENT AND ANY OTHER SOLICITING MATERIALS PROMPTLY UPON ORAL OR WRITTEN REQUEST TO MR. JAMES FIELDS BY ANY STOCKHOLDER.


                           FORWARD-LOOKING STATEMENTS

THIS PROXY STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, EACH AS AMENDED. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT INFORMATION AND EXPECTATIONS AND ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE BUT ARE NOT LIMITED TO, OUR ABILITY TO RECEIVE APPROVAL FROM OUR STOCKHOLDERS CONCERNING THE PROPOSAL PRESENTED HEREIN, UNCERTAINTIES RELATING TO OUR ABILITY TO SUCCESSFULLY COMPETE IN OUR INDUSTRY, UNCERTAINTIES REGARDING OUR ABILITY TO OBTAIN FINANCIAL AND OTHER RESOURCES FOR OUR PRODUCT DEVELOPMENT AND COMMERCIAL ACTIVITIES, AND UNCERTAINTIES RELATING TO PRIVACY REGULATIONS. THESE FACTORS, AND OTHERS, ARE DISCUSSED FROM TIME TO TIME IN THE CORPORATION'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU SHOULD NOT PLACE UNDUE RELIANCE ON SUCH FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE THEY ARE MADE. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE THESE FORWARD-LOOKING STATEMENTS TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE THEY ARE MADE. FURTHER DISCUSSION OF RISK FACTORS IS ALSO AVAILABLE IN OUR QUARTERLY AND ANNUAL REPORTS AND OUR REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as otherwise disclosed herein, none of our directors or executive officers, no nominee for election as a director of the Corporation and no associate or affiliate of any of the foregoing persons has any substantial interest, direct or indirect, by way of beneficial ownership of shares or otherwise, in any matter to be acted upon at the Annual Meeting.


     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the close of business on December 31, 2007, there were 11,397,657 shares of Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase shares of Common Stock (including both vested and unvested options) outstanding on that date. Of these, 2,136,207 issued shares and 4,613,712 options, warrants, and convertible shares were owned by officers, directors and over 5% stockholders.

     The following table sets forth certain information known to us with respect to the beneficial ownership of our Common Stock as of the close of business on December 31, 2007, by:
           -Each  of  our  directors;
           -Each  of  our  executive  officers;
           -Each person known to us to beneficially own more than 5% of either class of our common  stock;  and
           -All  of  our  directors  and  executive  officers  as  a  group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock underlying options or warrants held by that person that are currently exercisable or will become exercisable within 60 days of December 31, 2007 are deemed outstanding, while such shares are not deemed outstanding for computing percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table, each stockholder identified in the table possesses sole voting and investment power with respect to all shares shown as beneficially owned by such stockholder. Each of our directors and executive officers can be contacted at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915.

                                   NUMBER OF SHARES          PERCENTAGE
BENEFICIAL OWNER                   BENEFICIALLY OWNED          OF CLASS
--------------------------         ------------------          --------
Directors
JON R. LATORELLA                           983,735(1)              8.3%
SONIA P. BEJJANI                            92,508(2)                 *
RALPH CARUSO                                22,944                    *
DAVID SKERRETT                               1,995(3)                 *
Officers
JAMES C. FIELDS                            374,267(4)              3.2%

5%  or  More  Shareholders

SPECIAL  SITUATION  FUNDS
153  E.  53rd  Street
55th  Floor
New York, NY  10022                      1,410,000(5)             12.0%
All directors and executive
officers as a group (10 persons)         1,668,474(6)            22.87%
___________________________
*     Less  than  one  percent  of  outstanding  shares.
(1) Includes 499,475 shares issuable upon exercise of a fully vested stock options, with a weighted average exercise price of $17.45 per share.
(2) Includes 90,000 shares issuable upon exercise of a fully vested stock options, with an average exercise price of $26.16 per share.
(3) Consists of 225 held in IRA and 1,770 in trusts for which he is the custodian.
 (4) Includes the vested portion of stock incentive stock options to purchase up to 220,000 shares with a weighted average exercise price of $0.15 per share.
(5) Includes 505,000 shares and 200,000 shares issuable upon the exercise of warrants with an exercise price of $7.50 per share held by Special Situations Fund III, L.P. and 505,000 shares 200,000 shares issuable upon the exercise of warrants with an exercise price of $7.50 per share held by Special Situations Private Equity Fund, L.P.
(6)     Includes  1,216,975  shares  issuable  upon  the  exercise  of warrants.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 17, 2002, the Board of Directors adopted our Interested Parties Transaction Policy, pursuant to which the Company will not enter into any agreement, arrangement or understanding with any director, officer, or 5% or greater stockholder of unless (i) the terms of such agreement, arrangement or understanding are consistent with the terms of equivalent agreements or arrangements that the Company could obtain from third parties; and (ii) the agreement, arrangement or understanding is fair to the Company.

    THIS PROXY STATEMENT CONTAINS IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISIONS ARE MADE WITH RESPECT TO THE PROPOSAL OR
 PROPOSAL CONTAINED HEREIN. YOU ARE STRONGLY URGED TO READ THIS PROXY STATEMENT
   IN ITS ENTIRETY AS WELL AS THE APPENDIX AND THE DOCUMENTS INCORPORATED BY
                       REFERENCE IN THIS PROXY STATEMENT.

                                 PROPOSAL NO. 1
                                 --------------
                             ELECTION OF DIRECTORS

Our By-laws provide that the Board of Directors has discretion to increase or decrease the number of Directors (however, the Board of Directors cannot reduce the number of Directors below the number of Directors then in office). The Board of Directors has currently fixed the number of Directors at nine. Pursuant to the By-laws, the Board of Directors has the authority to fill vacancies on the Board of Directors. The Board of Directors has elected to stager the terms of the Directors to serve for three year terms. Two Directors are being elected to a three year term, two are being elected to a two year term, and one is being elected to a one year term.

The Board of Directors knows of no reason why any of the Board nominees will be unable to serve their full terms. The Board of Directors may appoint Directors to fill vacancies in the event that one or more Directors leave the Board of Directors or in the event that the size of the Board of Directors is increased.

NOMINEES  FOR  THE  BOARD  OF  DIRECTORS

The Corporation's Board of Directors has nominated the following persons for election as Directors of the Corporation at the annual meeting. The nominees are currently members of the Corporation's Board of Directors.

JAMES C. FIELDS, 41, was appointed our Vice President of Finance, Treasurer, Secretary and Acting Chief Financial Officer on March 31, 2003. Prior to that, Mr. Fields served as our Director of Finance since February 2001. Prior to joining us, Mr. Fields was the Controller and Vice President of operations at CO Space, a carrier neutral collocation company. Mr. Fields is a certified public accountant and holds a Bachelor of Arts in Accounting from the College of St. Scholastica, which he received in 1992, and a Masters of Business Administration from Babson College, which he received in 1999. In May 2007, Mr. Fields was appointed by the Board of Directors as the CEO and remains the Acting CFO. Mr. Fields is being nominated to serve a three year term.

RALPH CARUSO 57, is the founder and President of Caruso Companies, a conglomerate involved in many facets of industrial construction that has been in business for over 25 years. Mr. Caruso is currently a member of the Board of Directors and is being nominated to serve an additional two year term.

DAVID SKERRETT, 57, has been Vice President of the Middlesex Corporation for 23 years. Middlesex Corporation is in the top 400 heavy civil construction companies in the nation with $140 million in revenue. Mr. Skerrett holds a Bachelor of Engineering from College of Technology. Mr. Skerrett is currently a member of the Board of Directors and is being nominated to serve an additional one year term.

PAUL L. DEROCHE, 55, a licensed CPA in Massachusetts is currently an employee of the CPA firm, Stafford, Gaudet, and Associates, LLC. Prior to his employment at Stafford, Gaudet, and Associates, Mr. DeRoche held a number of financial positions at various entities. From November, 1999 through July, 2006, he held the position of General Manager and CFO at B.G. Peck Company, a custom manufacturing facility. Mr. DeRoche has a B.S. in business administration from Salem State College and is currently a member of the Mass Society of CPA's and the American Institute of Certified Public Accountants. Mr DeRoche is also a former member of the Greater Boston Manufacturing Partnership. Mr DeRoche is also the former President, VP, Director, and Secretary of the Massachusetts Chapter of Construction Financial Management Association. Mr. DeRoche is being nominated to serve a one year term.

RICH NAGLE, 48, is the founder and president of AeroComms, Inc., an independent business communications consultancy serving organizations and executives in the technology and aviation industries providing strategic counsel and high-level implementation to achieve marketing, sales, financial, and long-term business objectives. Prior to founding AeroComms in 2005, Nagle was co-founder and CEO of LNS Communications, a public media relations agency serving technology clients in the United States, Canada, Europe, and the Middle East. Mr. Nagle holds a bachelor's degree in journalism from the University of Massachusetts at Amherst and currently serves on the board of directors of BOLDstreet, Inc., a wireless broadband software and services company based in Ottawa, Canada. Mr. Nagle is being nominated to serve a three year term.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR ELECTION OF EACH OF THE NOMINEES AS DIRECTORS OF LOCATEPLUS HOLDINGS CORPORATION (PROPOSAL NO. 1).

             BOARD OF DIRECTOR MEETINGS AND COMMITTEES OF THE BOARD

The Board of Directors met 19 times during 2007. Each of the directors attended at least 75% of the aggregate of (I) the total number of Board of Directors (held during the period for which he or she has been a director); and (II) the total number of meetings held by all committees of the Board of Directors on which he or she served (during the period in which he or she served).

The Board of Directors has established two committees: the Audit Committee and the Compensation Committee. The Board of Directors has not established a standing nominating committee.

AUDIT  COMMITTEE

Pursuant to its written charter, the Audit Committee of the Board of Directors is responsible for the appointment, compensation and oversight of our independent auditors, reviews the scope of the audit services provided by our independent accountants, and reviews our accounting practices and internal accounting controls. The Audit Committee is comprised of Messrs DeRoche and Skerrett. We believe that the Audit Committee is "independent" as defined by currently applicable National Association of Securities Dealers, Inc. regulations. Mr. DeRoche serves as the Chairman of the Audit Committee. Our Board has determined that Mr. DeRoche is an "audit committee financial expert" as defined by the rules and regulations of the Securities and Exchange Commission. The report of the Audit Committee is attached as Appendix A to this Proxy Statement.

There is one vacancy on the Audit Committee. The Board of Directors is attempting to identity appropriate nominees for the Board of Directors who would be willing to serve on the Corporation's Board of Directors and who would be deemed "independent" in accordance with applicable regulations to fill that vacancy.

COMPENSATION  COMMITTEE

Pursuant to its written charter, the Compensation Committee of the Board of Directors reviews and recommends to the Board of Directors the salaries, benefits and stock option grants of key employees, consultants, directors and other individuals compensated by us. The Compensation Committee also administers our 1999 Stock Option Plan and our 2003 Stock Plan, as well as other employee benefits plans that we may adopt from time to time. Currently, the members of the Compensation Committee are comprised of all independent board members.

COMMITTEE  REPORTS

Notwithstanding anything to the contrary, the report of the Compensation Committee and the report of the Audit Committee under the section entitled "Audit Committee Report" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The report of the Compensation Committee is attached as Appendix B to this Proxy Statement.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE

The following table summarizes the compensation for the last three fiscal years of the Corporation's Chief Executive Officer and all other executive officers whose annual compensation for the last three fiscal years exceeded $100,000:



NAME AND                                                           OPTIONS      ALL OTHER
PRINCIPAL                        SALARY    BONUS     SEVERANCE      AWARDS     COMPENSATION
POSITION                  YEAR    ($)       ($)         ($)        (shares)         ($)          TOTALS
------------------------  ----  --------  --------  -----------  -----------  --------------   ----------
JON R. LATORELLA . . . .  2007    60,215         -           -            -        15,000(2)      321,215
                          ----  --------  --------  -----------  -----------  --------------   ----------
President and. . . . . .  2006   231,468   325,000    250,000             -        15,000(2)      571,468
Chief Executive Officer.  2005   232,727         -          -             -        13,200(2)      247,727

JAMES C. FIELDS(3) . . .  2007   212,631         -          -       600,000(1)     13,200(5)      225,831
Acting Chief Financial .  2006   142,690         -          -            -         13,200(5)      155,890
Officer, Treasurer and .  2005   142,893         -          -            -         13,200(5)      156,093
Secretary


(1) On November 8, 2007, Mr. Fields was issued stock options to purchase 600,000 shares of our Common Stock with an exercise price of $0.11 per share.

(2) Mr. Latorella and his family are allowed use of company vehicles, the value of which is approximately $1,100 per month to Mr. Latorella.

(3) Mr. Fields commenced his employment with us in 2001. Mr. Fields became an executive officer with the Company on March 31, 2003.

(4) On May 19, 2004, Mr. Fields was granted incentive stock options to purchase 600,000 shares of Common Stock with an exercise of $0.11 per share.

(5) Beginning in April 2004, Mr. Fields was allowed the use of a company-leased vehicle, the value of which is approximately $1,100 per month.


     In March 2007, Mr. Latorella resigned from the position of President and CEO. Mr. Latorella remains the Chairman of the Board.

In May 2007, Mr. Fields was elected by the Board of Directors to the position of President and CEO. Mr. Fields remains the Acting CFO.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END


                                          OPTION AWARDS

                                        Number Of Secu-
                                       rities Underlying
                                          Options/SARs      Option Exercise     Option
                                            Granted              Price         Expiration
Name                                          (#)               ($/Sh)           Date
-------------------------------------  -------------------  ----------------  -----------
Jon R. Latorella                                  35,000              12.50      12/18/08
Chairman of the Board                             50,000              12.50      12/18/08
Former CEO                                       100,000              50.00      12/18/08
                                                  20,000              75.00      05/19/09
                                                  50,000              19.50      05/19/09
                                                  20,000              10.00      11/03/08
                                                 240,000               0.50      12/29/09

James C. Fields                                  600,000               0.11      11/08/17
President & CEO                                   20,000               0.50      12/29/14
Acting Chief Financial Officer
Secretary

(1) All options issued to Mr. Latorella expire five years from issue date. As such, the issue date is five years prior to expiration and all options were immediately vested upon issue.
(2) All options issued to Mr. Fields expire ten years from issue date. As such, the issue date is ten years prior to expiration. With the exception of the 10,000 share grant issued 6/1/2001 which vested 25% per year on its anniversary, all options were immediately vested upon issue.

In March 2007, Mr. Latorella resigned from the position of President and CEO. Mr. Latorella remains the Chairman of the Board.

In May 2007, Mr. Fields was elected by the Board of Directors to the position of President and CEO. Mr. Fields remains the Acting CFO.

                           EQUITY COMPENSATION PLANS

1999 STOCK OPTION PLAN

On November 16, 1999, the Board of Directors approved the Incentive and Non-Qualified Stock Option Plan as amended (the "1999 Plan"). Under the terms of the 1999 Plan, the Company is authorized to grant incentive and nonqualified stock options to purchase shares of common stock to its employees, officers and directors, and consultants or advisors. The Board of Directors administers the Plan. A maximum of 15,000,000, shares, or 300,000 after adjusting for the reverse split, of Class A Voting Common Stock has been approved for issuance under the 1999 Plan of which 6,061 post split shares are available for grant at December 31, 2007. The options are not transferable except by will or domestic relations order.


2003 STOCK OPTION PLAN

On March 28, 2003, the Board of Directors approved the Incentive and Non-Qualified Stock Option Plan (the "2003 Plan") which was approved by the stockholders at the May 29, 2003 annual meeting. Under the terms of the 2003 Plan, the Company is authorized to grant incentive and nonqualified stock options to purchase shares of common stock to its employees, officers and directors, and consultants or advisors. The Board of Directors administers the 2003 Plan. A maximum of 25,000,000 shares, or 500,000 after adjusting for the reverse split, of Class A Voting Common Stock and 25,000,000 shares, or 500,000 after adjusting for the reverse split, of Class B Non-Voting Common Stock, or a combined total of 1,000,000 post split shares have been approved for issuance under the 2003 Plan of which 486,000 are available for grant at December 31, 2007. The options are not transferable except by will or domestic relations order.

PLANS NOT APPROVED BY SECURITY HOLDERS

From time to time, we have issued options or warrants to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for services or other consideration provided to us. These issuances have not been made pursuant to a formal policy or plan, but instead are issued with such terms and conditions as may be determined by our Board of Directors from time to time. Generally, our stockholders have not approved or disapproved these issuances.

SECURITIES  AUTHORIZED  FOR  ISSUANCE  UNDER  EQUITY  COMPENSATION  PLANS

     The following table reflects equity compensation granted or issued by us as of December 31, 2007, to employees and non-employees (such as directors, consultants, advisors, vendors, customers, suppliers and lenders) in exchange for consideration in the form of goods or services.

                          -              -            NUMBER
                      NUMBER OF       WEIGHTED    OF SECURITIES
                    SECURITIES TO     -AVERAGE      REMAINING
                      BE ISSUED       EXERCISE    AVAILABLE FOR
                    UPON EXERCISE     PRICE OF        FUTURE
                    OF OUTSTANDING  OUTSTANDING      ISSUANCE
                       OPTIONS,       OPTIONS,     UNDER EQUITY
                       WARRANTS       WARRANTS     COMPENSATION
PLAN CATEGORY         AND RIGHTS     AND RIGHTS      PLANS(1)
------------------  --------------  ------------  --------------
EQUITY
COMPENSATION
PLANS
APPROVED BY
SECURITY HOLDERS:
------------------  --------------  ------------  --------------
Common Stock            699,976       $30.54            491,221

------------------  --------------  ------------  --------------
EQUITY
COMPENSATION
PLANS NOT
APPROVED BY
SECURITY HOLDERS:
------------------  --------------  ------------  --------------
Common Stock          3,088,342        $6.55            N/A

------------------  --------------  ------------  --------------
TOTAL:
------------------  --------------  ------------  --------------
Common Stock          3,788,318       $10.98            N/A
------------------  --------------  ------------  --------------

________________________________
(1) Excludes securities reflected in column titled "Number of securities to be issued upon exercise of outstanding options, warrants and rights."

401(K) PLAN

We sponsor a defined contribution plan under the provisions of Section 401(k) of the Internal Revenue Code, which covers substantially all of our employees. We may make discretionary matching contributions up to 1% of annual employee contributions. Employees are eligible to participate in the 401(k) Plan after one year of service. Our matching contributions vest ratably over a five-year period. We pay the administrative expenses of this plan.

DIRECTOR COMPENSATION
                    Fees Earned or      Total
     Name            Paid in Cash         $
-------------      ----------------    -------
Ralph Caruso             33,381         33,381
David Skerrett           33,381         33,381
Chris Romeo              33,381         33,381
Mike Ryan                33,381         33,381

Compensation to independent members of the Board for services rendered during 2006 and through 2007 have been distributed in 2007.

SECTION 16 COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial owners are required to furnish us with copies of all forms they file pursuant to Section 16(a).

     Except as set forth in the preceding paragraph, and based solely on review of the copies of such reports furnished to us and written representations from reporting persons that no other reports were required, to our knowledge, all such persons complied with all of the Section 16(a) filing requirements applicable to them with respect to 2007.
                                     * * *

                                 PROPOSAL NO. 2
                                 --------------
     TO AMEND THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S
           COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES

The reason for the amendment to the Corporation's Second Amended and Restated Certificate of Incorporation is to increase the number of authorized shares of the Corporation's Common Stock from 25,000,000 shares to 100,000,000 shares (the "Share Increase"). This proposal (the "Share Increase Proposal"), if approved, will become effective when the Corporation files the Certificate of Amendment with the Secretary of State of the State of Delaware. Please see Appendix C for a copy of the proposed Certificate of Amendment to our Second Amended and Restated Certificate of Incorporation.

PRINCIPAL  EFFECTS  OF  THE  INCREASE  OF  THE AUTHORIZED SHARES OF COMMON STOCK

Adoption of the proposed amendment to our Second Amended and Restated Certificate of Incorporation and the issuance of the Common Stock would not affect the rights of the holders of our currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current stockholders. If the amendment to our Second Amended and Restated Certificate of Incorporation is approved, it will become effective upon filing with the Secretary of State of Delaware.

As of the close of business on July 5, 2008, we had 17,424,451 shares of Common Stock issued and outstanding. There were also unexercised options and warrants issued to purchase 3,164,090 shares of Common Stock. After taking into account shares reserved for issuance pursuant to our Stock Option Plans, approximately 878,884 shares remained available for issuance.

REASONS  TO  INCREASE  THE  AUTHORIZED  SHARES  OF  COMMON  STOCK

We recommend an increase in the number of authorized shares of Common Stock for two primary reasons. First, the Company is in technical default on debt to its primary secured debt holder. One remedy available to the holder of this debt is foreclosure on all of the Company's assets. The Company wishes to avoid foreclosure by allowing the Debtor to convert the debt into equity based on the terms of the note. The Company currently does not have adequate shares authorized to allow the debt holder to fully convert this debt into equity.

The terms of the note call for conversion into shares at $0.314 per share, however in default, the holder of the note may convert at the lower of $0.314 or 80% of the lowest daily Volume Weighted Average Price ("VWAP") of the Common Stock during the fifteen (15) consecutive Trading Days immediately preceding the applicable Installment Date. At June 12, 2008, the VWAP was $0.20, the lowest VWAP of the Common Stock during the fifteen (15) consecutive Trading Days immediately preceding June 12, 2008 was $0.0491 which would have allowed payments to be converted at $0.0393.

At July 7, 2008, the remaining balance on the convertible secured debt was $2,875,100. To fully satisfy the remaining balance would require 9,156,370 shares if converted at a $0.314, if the lower default conversion at June 12, 2008, $0.0393, was used, 73,157,761 shares would be required to satisfy the obligation. At July 7, 2008 the Company had 2,791,674 shares available for conversion.

And second the board is recommending an increase in authorized is to allow flexibility for business and financial purposes in the future. We may issue the additional shares of Common Stock for various purposes including, without limitation, expanding our business through the acquisition of other businesses, issuing stock dividends, raising capital, issuing stock options to officers, directors or employees and establishing strategic relationships with other companies. Unless required to do so by applicable law, a regulatory authority or a third party, further shareholder approval for the issuance of this common stock is not required. The Board of Directors believes the proposed increase in the authorized Common Stock will make a sufficient number of shares available should we decide to use our shares of Common Stock for one or more of the purposes identified above or otherwise.

The additional shares of Common Stock that would become available for issuance if this proposal is adopted could also be used by us to oppose a hostile takeover attempt or delay or prevent changes in control or our management. Although the proposal to increase the authorized Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor are we currently aware of any such attempts directed at us), shareholders should be aware that approval of this proposal could allow us to deter or prevent changes in control or other transactions with third parties, even if such transactions are actually favored by a majority of our shareholders, including transactions in which our shareholders might otherwise receive a premium for their shares over then-current market prices. Currently, we do not have any plans with respect to the additional shares of Common Stock that would become available for issuance if this proposal is adopted.

REQUIRED  VOTE

Approval of this proposal requires that a majority of common stock entitled to vote be present in person or by proxy at the Annual Meeting and the affirmative vote of a majority of the outstanding common stock of the Corporation and a majority of the outstanding common stock is required to approve the proposal to amend the Second Amended and Restated Certificate of Incorporation of the Corporation. Abstentions and Broker non-votes will have the effect of a vote against the proposal.

RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE SHARE INCREASE PROPOSAL (PROPOSAL NO. 2).

                           INCORPORATION BY REFERENCE

Our financial statements and management's discussion and analysis and results of operations set forth in our Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on April 10, 2008, and Form 10-QSB for the period ended March 31, 2008 and as filed with the Securities and Exchange Commission on May 14, 2008, are incorporated herein by reference. Copies of these reports are being provided with this proxy statement. The Corporation will also make additional copies of these documents available upon written request at the Corporation's headquarters.

The report of the Audit Committee is attached as Appendix A to this Proxy Statement. The report of the Compensation Committee is attached as Appendix B to this Proxy Statement.

Copies of each of these documents, and the Corporation's Form 10-KSB for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on April 10, 2008, and Form 10-QSB for the period ended March 31, 2008 and as filed with the Securities and Exchange Commission on May 14, 2008, may be inspected without charge at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part of these documents may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee. Information regarding the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov. The Corporation will also make copies of these documents available upon written request at the Corporation's headquarters.


By  Order  of  the  Board  of  Directors  of  LocatePLUS  Holdings  Corporation,



James C. Fields
Chief Executive Officer and President

JULY 29, 2008

                                                                      Appendix A

                          2007 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees the Company's financial reporting process on behalf of the Board. In addition, the Audit Committee recommends to the Board, subject to stockholder ratification, the selection of the Company's independent public accountants.

Management is responsible for the Company's internal controls and the financial reporting process, including its system of internal controls, and for preparing the Company's financial statements in accordance with accounting principles generally accepted in the U.S. The Company's independent public accountants are responsible for auditing those financial statements and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent public accountants, both separately and together. Management has represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent public accountants. The Audit Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

In addition, the Audit Committee has discussed with the independent public accountants their independence from the Company and its management, including the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Finally, the Audit Committee has discussed with the Company's independent public accountants the overall scope and plans for their audits, the results of their examinations, the evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

In its oversight function, the Audit Committee relies on the representations of management and the independent public accountants and thus does not have an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures, that the Company's financial statements are presented in accordance with accounting principles generally accepted in the U.S., that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the U.S. or that the independent public accountants are in fact "independent."

Based upon the Audit Committee's discussions with management and the independent public accountants and the Audit Committee's review of the representations of management and the report of the independent public accountants to the Audit
Committee, the Audit Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2007 for filing with the SEC.


                         The  Audit  Committee  of  the  Board  of  Directors:

                                                                      Appendix B

             COMPENSATION COMMITTEE REPORT ON EMPLOYEE COMPENSATION

The Compensation Committee of the Board of Directors is currently comprised of three directors. As members of the Compensation Committee, it is our responsibility to determine the most effective total executive compensation strategy based on the Company's business and consistent with stockholders' interests. The Compensation Committee's principal responsibilities include reviewing the Company's overall compensation practices, recommending compensation for key employees, making recommendations to the Board of Directors with respect to major compensation and benefit programs and administering the Company's 1999 Stock Option Plan, 2003 Stock Plan and other incentive plans.

The Compensation Committee's compensation packages for our key employees are designed to retain and attract top quality employees and to encourage them to contribute to the achievement of the Company's business objectives. In addition, the Compensation Committee attempts to establish compensation packages that are comparable to the packages received by equivalent employees of similar companies.

In compensating its key employees, the Company relies on a combination of salary and incentives designed to encourage efforts to achieve both the Company's short-term and long-term goals. The compensation structure attempts to reward both individual contributions as well as overall Company performance. Traditional measures of corporate performance, such as earnings per share or sales growth, are less applicable to the performance of relatively early stage information provider companies such as LocatePLUS Holdings Corporation than to mature information provider companies or companies in other industries. As a result, in making executive compensation decisions, the Compensation Committee evaluates other indications of performance, such as achieving milestones in the development and commercialization of the Company's products and raising and managing the capital needed for its operations. The Compensation Committee also reviews and considers input and recommendations from the Company's Chief Executive Officer concerning executive compensation.

The basic components of the Company's compensation packages for key employees include the following:

    -base salary
    -bonuses
    -stock options and other equity awards

     Each employee's compensation package contains a mix of these components and is intended to provide a level of compensation competitive in the industry.

Increases in base salary for 2007 were determined based on both individual and Company performance. The Compensation Committee considered the following factors, among others, in determining the salaries for key employees during 2007: progress in product development and commercialization of the Company's products and any special expertise or contributions of a particular employee.

Bonuses are awarded by the Compensation Committee based upon its evaluation, in conjunction with the recommendations of the Company's Chief Executive Officer, of the performance of each employee and the achievement of the Company's and the employee's goals during the year.

The granting of stock options and other equity-based awards aligns the long-term interests of each key employee with the interests of our stockholders and provides long-term incentives for the individual employee to remain with us. Grants are generally made to all employees on their date of hire based on salary level and position. All employees are eligible for subsequent discretionary grants, which are generally made on an annual basis and are based on either individual or corporate performance or a combination of the two.

                         The Compensation Committee of the Board of Directors

                                                                      Appendix C
                            CERTIFICATE OF AMENDMENT
                                       OF
            SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                        LOCATEPLUS HOLDINGS CORPORATION

                                     * * *
     LocatePLUS Holdings Corporation (the "Corporation"), a corporation organized under the laws of the State of Delaware, DOES HEREBY CERTIFY:

First: That, at a meeting of the Board of Directors of the Corporation, the Board of Directors of the Corporation (i) adopted resolutions proposing an amendment to the Second Amended and Restated Certificate of Incorporation of the Corporation to (a) increase the number of shares authorized for issuance by the Corporation following the reverse split from 25,000,000 shares to 100,000,000; (ii) declaring said amendments to be advisable; and (iii) calling for the submission of such amendments to the stockholders of the Corporation for consideration thereof.

Second: That, in accordance with Section 211 of the General Corporation Law of the State of Delaware, the holders of the outstanding capital stock of the Corporation required to amend said Certificate voted, at a special meeting of stockholders held on September 15, 2008, at which a quorum was present and voting, to approve such amendment. Pursuant to said vote, Article Fourth of the Corporation's Second Amended and Restated Certificate of Incorporation is hereby further amended by deleting the existing Article Fourth, and replacing it in its entirety with the following:

                 FIRST: The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Million (100,000,000) shares consisting entirely of shares of Common Stock, $0.01 par value per share(the "Common Stock").

Third: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Fourth:    That this Certificate of Amendment of the Second Amended and
           Restated Certificate of Incorporation of the Corporation shall be effective upon its filing with the Secretary of State of the State of Delaware.
                                     * * *
     IN WITNESS WHEREOF, said LocatePLUS Holdings Corporation has caused this Certificate of Amendment to be signed by James C. Fields, its Chief Executive Officer and President, this ___ day of ____________, 2008.
LOCATEPLUS HOLDINGS CORPORATION
By:
       James C. Fields, President

                                   PROXY CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         LOCATEPLUS HOLDINGS CORPORATION


AS STOCKHOLDERS OF THE CORPORATION, YOU HAVE AN OPPORTUNITY TO VOTE ON ISSUES THAT AFFECT YOUR CORPORATION. PLEASE RETURN YOUR PROXY CARD IN THE ADDRESSED STAMPED ENVELOPE AS SOON AS POSSIBLE WITH YOUR VOTE OR FOLLOW THE SIMPLE INSTRUCTIONS FOR VOTING BY TELEPHONE OR INTERNET. THANK YOU FOR SHARING IN THE FUTURE OF LOCATEPLUS HOLDINGS CORPORATION.

                                   DETACH HERE

     _______________________________________________________________________

                                      PROXY



                                                [GRAPHIC OMITED]


                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
                                 (978) 921-2727

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

                                SEPTEMBER 15, 2008

The undersigned hereby appoints James C. Fields and Jon R. Latorella and each of them, as the true and lawful agents and proxies for the undersigned, with full power of attorney and power of substitution, to represent the undersigned and vote all shares of capital stock of any class that the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting") of LocatePLUS Holdings Corporation (the "Corporation") to be held on September 15, 2008, at 3p.m. (E.S.T.), at the offices of the Corporation (100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915, or at any adjournment thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated August 15, 2008, receipt of which is hereby acknowledged. No proposal will be entertained to adjourn the meeting until the matters presented for approval have been voted on by the Stockholders.



VOTE BY MAIL - FOLLOW THESE STEPS:  VOTE BY INTERNET - FOLLOW THESE STEPS:
1.  Read the accompanying Proxy. .  1.  Read the accompanying Proxy
Statement and Proxy Card . . . . .  Statement and Proxy Card
(including all attachments). . . .  (including all attachments).
2. Complete, sign and date
your Proxy Card. . . . . . . . . .  2. Go to www.transferonline.com.
3. Mail your Proxy Card in the . .  3. Log in using the attached attached postage-paid envelope.. .  instructions.
                                    4. Vote.

[X]   Please  mark  your  votes  as  in  this  example.

                                 PROPOSAL NO. 1

    TO ELECT THE BOARD OF DIRECTORS OF THE CORPORATION FOR THE UPCOMING YEAR Please cast one vote per director.


NOMINEE               FOR     AGAINST   ABSTAIN
-------------------  -----   ---------  -------
JAMES FIELDS         [  ]       [  ]     [  ]
RALPH CARUSO         [  ]       [  ]     [  ]
DAVID SKERRETT       [  ]       [  ]     [  ]
PAUL DEROCHE         [  ]       [  ]     [  ]
RICH NAGLE           [  ]       [  ]     [  ]



                                 PROPOSAL NO. 2

TO AMEND THE CORPORATION'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE CORPORATION'S COMMON STOCK FROM 25,000,000 SHARES TO 100,000,000 SHARES.

 FOR     AGAINST   ABSTAIN
-----   ---------  -------
 [  ]      [  ]     [  ]

IN HIS DISCRETION, EACH OF JON R. LATORELLA AND JAMES C. FIELDS IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THE PROXY SHALL BE VOTED FOR THE ELECTION OF THE LISTED NOMINEES AS DIRECTORS AND FOR THE REMAINING PROPOSALS, AND, IN THE CASE OF OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING, AS MR. FIELDS OR MR. LATORELLA MAY DEEM ADVISABLE.

Signature should be exactly the same as it is on this Proxy. If stock is held jointly, each stockholder should sign. If the signature is by an attorney, guardian, executor, administrator, trustee or guardian, please give full title.

Signature:                                   Date:

Signature:                                   Date: